SECURITIES AND EXCHANGE COMMISSION
           Washington, DC  20549




                  FORM 8-K




               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE
      SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) August 14, 2002



                OTHNET, INC.
(Exact name of Registrant as specified in its charter)




Delaware                     0-26454            98-0142664
(State or other jurisdiction (Commission  (I.R.S. Employer
of incorporation or          File number)   Identification
organization)                                      Number)



The First National Bank Building
332 Minnesota Street, Suite 100 North
St. Paul, Minnesota                                55101
(Address of principal                      (Postal Code)
executive offices)



Registrant's telephone number, including area code:
(651) 291-2993

Item 4.   Changes in Registrant's Certifying Accountant.

     Effective as of August 14, 2002, Othnet, Inc. (the "Company") dismissed Deloitte & Touche LLP as its principal independent accountants and engaged Malone & Bailey, PLLC as its principal independent accountants to audit the financial statements of the Company for the year ended April 30, 2002.

     For the past two fiscal years, the reports of the former independent accountants, Deloitte & Touche, contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles, except for a "going concern" opinion issued in its report for the year ended April 30, 2001.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     The change in the Company's independent accountants was approved by the Company's Board of Directors.

     During the Company's two most recent fiscal years, and any subsequent period prior to engaging Malone & Bailey, PLLC, neither the Company nor, to the best of the Company's knowledge, anyone acting on the Company's behalf, consulted Malone & Bailey, PLLC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) with the former accountant or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

     The Company has requested Deloitte & Touche, LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated August 14, 2002, is filed as Exhibit 16.1 to this Form
8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


    Exhibits:                                        Page


    16.1  Letter re change in certifying accountant    4

                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    OTHNET, INC.
                    (Registrant)


Dated:    August 16, 2002     By:   /s/ Jeffrey Wattenberg
                              Name:     Jeffrey Wattenberg
                              Title:    President

EXHIBIT 16.1




           DELOITTE & TOUCHE, LLP
          400 One Financial Plaza
           120 South Sixth Street
           Minneapolis, MN 55402




August 14, 2002



Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sir/Madam:

We have read Item 4 of Othnet, Inc.'s Form 8-K dated August 14,
2002, and we agree with the statements made therein in paragraphs one, two, three and six. We have no basis to agree or disagree with the statements made in paragraphs four and five.

Your truly,


/s/ Deloitte & Touche, LLP